Income Taxes - Schedule of Deferred Tax Assets and Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Income Tax Disclosure [Abstract]
Net operating loss (NOL)	$ 29,634	$ 23,198
Intangibles	1,407	1,199
Share-based and accrued compensation	83	335
Interest	148	0
Other	628	183
Total gross deferred tax assets	31,900	24,915
Property, plant and equipment	283	263
Total gross deferred tax liabilities	283	263
Valuation Allowance	31,617	24,652
Net deferred tax asset (liabilities)	$ 0	$ 0